UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

Rackspace Hosting, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34143

Delaware	74-3016523
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5000 Walzem Rd.
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

(210) 312-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Rackspace Hosting's Annual Meeting of Stockholders was held on April 28, 2010.  At the meeting:

         (1)      2 persons were elected to serve as Class II directors of Rackspace Hosting, Inc. (Rackspace); and

         (2)      the selection of KPMG LLP to serve as the independent registered public accounting firm of Rackspace for the fiscal year ending December 31, 2010 was ratified.

Set forth below, with respect to each such matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as applicable to the item.

(1)	Election of Directors:

NOMINEE	VOTES FOR	VOTES WITHHELD	% VOTES FOR

A. Lanham Napier	87,245,198	1,277,047	70.3
George J. Still, Jr.	84,623,692	4,078,553	68.1

(2)	Ratification of Independent Registered Public Accounting Firm:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES	% VOTES FOR
111,911,136	72,217	16,854	-	90

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Rackspace Hosting, Inc.

Date: May 3, 2010	By:	/s/ Bruce R. Knooihuizen
Bruce R. Knooihuizen
Chief Financial Officer, Senior Vice President and Treasurer
(Principal Financial Officer)